                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 No. 333-51711.



                                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 26, 1999